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                                                                   Exhibit 10.26


                        SETTLEMENT AGREEMENT AND RELEASE

         This Settlement Agreement and Release ("Agreement") is entered into on September 24, 2001, among PentaStar Communications, Inc., a Delaware corporation ("PentaStar"), PentaStar Acquisition Corp. VI, a Delaware corporation (the "Acquiror") (PentaStar and the Acquiror are also individually, a "PNTA Releasor" and collectively, the "PNTA Releasors"), Elizabeth Talbot-Goldberg ("Goldberg"), Dana J. Topping ("Topping"), Thomas J. Bruner and Christopher J. Canfield (individually, a "Shareholder" and collectively, the "Shareholders"), and Raymond Goldberg, Rebecca M. Bruner and Kari D. Canfield (individually, a "Spouse" and collectively, the "Spouses") (the Shareholders and the Spouses are individually, a "Resources Releasor" and collectively, the "Resources Releasors"). The PNTA Releasors and the Resources Releasors may also be referred to individually, as a "Party" and collectively, as the "Parties.")

         1. Recitals. This Agreement is entered into with reference to the following facts:

                  (a) PentaStar, the Acquiror and the Shareholders are party to an Agreement and Plan of Merger dated March 31, 2000 (the "Merger Agreement"). The Acquiror and Goldberg, and the Acquiror and Topping, respectively, are party to Employment and Noncompetition Agreements dated March 31, 2000 (the "Employment Agreements").

                  (b) The Parties wish to set forth their agreements and releases concerning the matters set forth below.

         1. Related Actions. Concurrently with the execution and delivery of this Agreement, (a) PentaStar, the Acquiror and the Shareholders are entering into an Amendment to Agreement and Plan of Merger (the "Merger Agreement Amendment"), which provides, among other things, for a new earn-out arrangement, and (b) the Acquiror and Goldberg, and the Acquiror and Topping, respectively, are entering into an Amendment to Employment and Noncompetition Agreement (collectively, the "Employment Agreement Amendments"). The execution and delivery of the Merger Agreement Amendment and the Employment Agreement Amendments are conditions to the execution and delivery of this Agreement by the Parties.

         2. Agreements and Releases. In consideration of the terms and conditions of this Agreement and of the applicable parties executing and delivering the Merger Agreement Amendment and the Employment Agreement Amendments (capitalized terms used but not defined in this Agreement have the meanings given them in the Merger Agreement):

                  (a) the Parties acknowledge and agree that (i) total EBITA for Earn-Out Period One and for Earn-Out Period Two under the Merger Agreement was less than $400,000 and that the total EBITA was such that all of the EBITA Escrow is forfeited by the Shareholders and is to be returned to PentaStar; and (ii) no Earn-Out Amount under the Merger Agreement was earned by GoldTop or is payable by PentaStar;

                  (b) each of the Resources Releasors fully and forever releases and discharges each of PentaStar and the Acquiror and each of their respective past, present and future predecessors, successors, parent corporations, subsidiaries, shareholders, officers, directors, agents, representatives,

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assigns, insurers and attorneys (individually, a "PNTA Releasee" and collectively, the "PNTA Releasees") from any and all actions, causes of action, claims, suits, debts, liabilities, damages, obligations, promises, acts, omissions, agreements, judgments, demands, defenses (including without limitation, recoupment and setoff), costs and expenses (including attorneys'
fees) of every kind or nature whatsoever, whether in law or in equity, whether known or unknown, suspected or unsuspected, which any Resources Releasor, or any person acting on behalf of any Resources Releasor, may now have, may have had, or may claim at any future time to have, based in whole or in part upon (i) the Acquiror's performance being such as resulted in the EBITA Escrow being forfeited and/or no Earn-Out Amount being earned or payable (individually, a "Released Matter" and collectively, the "Released Matters"), or (ii) any conduct, decision, act or omission from the beginning of time until the last date on which a Resources Releasor executes this Agreement which results or resulted from, arises or arose out of, relates or related to or is or has been caused by any Released Matter. The Merger Agreement (as amended by the Amendment to Merger Agreement), the Employment Agreements (as amended by the Amendments to Employment and Noncompetition Agreements), the Noncompetition Agreement and the Other Seller Agreements remain in full force and effect; and

                  (c) each of the PNTA Releasors fully and forever releases and discharges each of the Shareholders and the Spouses and each of their respective past, present and future predecessors, successors, parent corporations, subsidiaries, shareholders, officers, directors, agents, representatives, assigns, insurers and attorneys (individually, a "Resources Releasee" and collectively, the "PNTA Releasees") from any and all actions, causes of action, claims, suits, debts, liabilities, damages, obligations, promises, acts, omissions, agreements, judgments, demands, defenses (including without limitation, recoupment and setoff), costs and expenses (including attorneys' fees) of every kind or nature whatsoever, whether in law or in equity, whether known or unknown, suspected or unsuspected, which any PNTA Releasor, or any person acting on behalf of any PNTA Releasor, may now have, may have had, or may claim at any future time to have, based in whole or in part upon (i) any Released Matter, or (ii) any conduct, decision, act or omission from the beginning of time until the last date on which a PNTA Releasor executes this Agreement which results or resulted from, arises or arose out of, relates or related to or is or has been caused by any Released Matter; provided, however, that such release does not cover any other Liability under Section 7 of the Merger Agreement as a result of the breach by any Shareholder of any representation, warranty or covenant of such Shareholder in the Merger Agreement (as set forth in the last sentence of Section 2.1(k)(iii) of the Merger Agreement), in the Noncompetition Agreement or in the Employment Agreements. The Merger Agreement (as amended by the Amendment to Merger Agreement), the Employment Agreements (as amended by the Amendments to Employment and Noncompetition Agreements), the Noncompetition Agreement and the Other Seller Agreements remain in full force and effect.

         3. Covenant Not to Sue. Each Resources Releasor expressly covenants and agrees with each PNTA Releasee, and each PNTA Releasor covenants and agrees with each Resources Releasee, never to institute any claim, action, suit, arbitration or proceeding against any such Releasee, directly or indirectly, regarding or relating to the matters released through this Agreement, and further covenants that this Agreement is a bar to any such claim, action, suit, arbitration or proceeding.


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         4.       Denial of Liability. It is understood and agreed by the
Parties to this Agreement that this settlement is not to be construed as an admission of liability on the part of any Resources Releasee or PNTA Releasee and that the Resources Releasees and PNTA Releasees expressly deny any liability or wrongdoing.

         5. Representations and Warranties. The Parties hereto represent and warrant to each other and agree with each other, as follows:

                  (a) Each of the Parties hereto has received independent legal advice from attorneys of such Party's own choice with respect to the advisability of making the settlement and releases provided for in this Agreement, and with respect to the advisability of executing this Agreement. Prior to the execution of this Agreement, each Party's attorneys reviewed this Agreement at length, made all desired changes, and signed this Agreement to indicate that said attorneys approved this Agreement as to form.

                  (b) Each Party and such Party's attorneys have made various statements and representations to the other Party and his attorneys during negotiations leading to this Agreement. Nevertheless, each Party specifically does not rely upon any statement, representation, legal opinion, or promise of the other Party or his counsel in executing this Agreement or in making the settlement provided for herein, except as expressly stated in this Agreement.

                  (c) There have been no other agreements or understandings between the Parties related to the settlement provided for herein, except as stated in this Agreement.

                  (d) Each Party, together with such Party's attorneys, has made such investigation of the facts and the law pertaining to this settlement and this Agreement, and of all the matters pertaining thereto, as such Party deems necessary. Each Party forever waives all rights to assert that this Agreement was the result of a mistake in law or in fact.

                  (e) Each Party forever waives all rights to assert that any or all of the legal theories or factual assumptions used or relied upon in the negotiations leading to this Agreement were for any reason inaccurate or inappropriate.

                  (f) This Agreement has been carefully read by, the contents hereof are known and understood by, and it is freely signed by, each person executing this Agreement.

                  (g) Each Party represents and covenants that such Party is the sole and lawful owner of all right, title and interest in and to every claim and other matter which such Party releases through this Agreement, and that such Party has not assigned or transferred, or purported to assign or transfer to any person or entity any claims or other matters released through this Agreement. The Resources Releasors and the PNTA Releasors acknowledge that, as a result of this Agreement, no such Releasor will have any claims or rights against any PNTA Releasee or Resources Releasee, as the case may be, with respect to the matters released herein. Each Resources Releasor and PNTA Releasor shall indemnify, defend and hold harmless each such Releasee from and against any claims


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based upon or arising in connection with any such prior, or attempted future, assignment, transfer, lien, and/or right.

                  (h) Each Party represents that such Party has not filed any complaints, charges, causes of action, demands for arbitration, or other claims in any jurisdiction against the other Party. Each Party further represents that such Party will not file any further complaints, charges, causes of action, demands for arbitration, or claims concerning any matter which is released through this Agreement.

         6. Waiver Under Section 1542 of California Civil Code. Each Resources Releasor expressly waives any and all rights under Section 1542 of the Civil Code of the State of California, which provides as follows:

                  "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

Each Resources Releasor expressly and completely waives and releases any right or benefit which such Resources Releasor has or may have under said Section 1542 of the Civil Code of the State of California pertaining to the matters released herein. In connection with such waiver and relinquishment, each Resources Releasor acknowledges that such Resources Releasor is aware that such Resources Releasor may hereafter discover claims presently unknown or unsuspected, or facts in addition to or different from those which such Resources Releasor now knows or believes to be true, with respect to the matters released herein. Nevertheless, it is the intention of each Resources Releasor, through this Agreement, and with the advice of counsel, fully, finally and forever to settle and release all Released Matters, and all claims relative thereto, which do now exist, may exist, or heretofore have existed between and among any Resources Releasor and any PNTA Releasee. In furtherance of such intention, the releases herein given shall be and remain in effect as full and complete releases of such matters notwithstanding the discovery or existence of any such additional or different claims or facts relative thereto.

         7. Construction. The language used in this Agreement is language chosen by the Parties to express their mutual intent, and no rule of strict construction shall be applied against any Party hereto. The Parties hereby acknowledge and agree that they have been represented by counsel in the negotiation and drafting of this Agreement and, accordingly, this Agreement shall be deemed to have been prepared jointly by the Parties, and shall not be construed against any Party as the drafter.

         8. Successors and Assigns. This Agreement shall inure to the benefit of, and shall be binding upon, the successors and assigns of the Parties hereto, and each of them. This Agreement is intended to release and inure to the benefit of each Resources Releasee or PNTA Releasee, as the case may be. Except as expressly provided herein, this Agreement is not for the benefit of any person not a Party hereto or specifically identified as a beneficiary herein, and is not otherwise intended to constitute a third party beneficiary contract.


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         9.       Subsequent Attorneys' Fees. In the event that any action,
suit, or other proceeding is instituted to enforce, remedy, prevent, or obtain relief from a breach of this Agreement, the prevailing party shall recover all of such party's costs and reasonable attorneys' fees incurred in each and every such action, suit or other proceeding, including any and all appeals or petitions therefrom, as such costs and reasonable attorneys' fees are determined pursuant to applicable law by the judge or other individual presiding over such proceeding.

         10. Integration. This Agreement constitutes a single integrated written contract expressing the entire agreement of the Parties hereto relative to the subject matter hereof. All prior discussions and negotiations are superseded by this Agreement. This Agreement may not be amended except through a writing signed by all of the Parties.

         11. Severability. In the event that any provision of this Agreement should be held to be void, voidable, or unenforceable, the remaining portions hereof shall remain in full force and effect.

         12. Survival of Warranties and Representation. The warranties and representations of this Agreement are deemed to survive the date of execution hereof.

         13. Headings Not Part of Agreement. The headings contained in this Agreement are for convenience only, do not constitute part of this Agreement, and shall not limit, affect the interpretation of, or otherwise affect in any way the provisions of this Agreement.

         14. Governing Law. This Agreement shall be governed under the laws of the State of Colorado without giving effect to any choice or conflict of law provision or rule (whether of the State of Colorado or any other jurisdiction that would cause the application of the laws of any jurisdiction other than the State of Colorado.

         15. Counterparts. This Agreement may be executed in counterparts. This Agreement shall be deemed to be executed on the last date any such counterpart is executed.


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IN WITNESS WHEREOF, this Agreement has been executed on the dates below written, to be effective on the last such date.

         EACH OF THE PARTIES TO THIS AGREEMENT CERTIFIES THAT HE HAS CAREFULLY REVIEWED THIS AGREEMENT WITH THE ASSISTANCE OF COUNSEL AND IS EXECUTING THIS AGREEMENT VOLUNTARILY AND WITH A FULL UNDERSTANDING OF ITS PROVISIONS.

                                        PENTASTAR:

                                        PENTASTAR COMMUNICATIONS, INC.


                                        By: /s/ Robert S. Lazzeri
                                            ------------------------------------
                                            By:    Robert S. Lazzeri
                                            Title: Chief Executive Officer


                                        ACQUIROR:

                                        PENTASTAR ACQUISITION CORP. VI


                                        By: /s/ Robert S. Lazzeri
                                            ------------------------------------
                                            By:    Robert S. Lazzeri
                                            Title: Chief Executive Officer


                                        SHAREHOLDERS:


                                        /s/ Elizabeth Talbot-Goldberg
                                        ----------------------------------------
                                        Elizabeth Talbot-Goldberg


                                        /s/ Dana J. Topping
                                        ----------------------------------------
                                        Dana J. Topping


                                        /s/ Thomas J. Bruner
                                        ----------------------------------------
                                        Thomas J. Bruner


                                        /s/ Christopher J. Canfield
                                        ----------------------------------------
                                        Christopher J. Canfield


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                                        SPOUSES:


                                        /s/ Raymond Goldberg
                                        ----------------------------------------
                                        Raymond Goldberg


                                        /s/ Rebecca M. Bruner
                                        ---------------------------------------
                                        Rebecca M. Bruner


                                        /s/ Kari D. Canfield
                                        ----------------------------------------
                                        Kari D. Canfield


                                        Approved as to form by the parties'
                                        attorneys as follows:


                                        SHERMAN & HOWARD L.L.C.


                                        By: /s/ B. Scott Pullara
                                        ----------------------------------------
                                        B. Scott Pullara

                                        Attorneys for PentaStar and the Acquiror


                                        LIVINGSTON MIX, LLP


                                        By: /s/ Dennis Livingston
                                        ----------------------------------------
                                        Dennis Livingston

                                        Attorney for the Resources Releasors


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